Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT AND
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of General Cable Corporation (the "Company) individually hereby certify that based on my knowledge:

1)
The Company's Quarterly Report on Form 10-Q/A for the fiscal quarters ended June 29, 2012 (the "Report) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 1, 2013	/s/ GREGORY B. KENNY
Gregory B. Kenny
President and Chief Executive Officer

Date:	March 1, 2013	/s/ BRIAN J. ROBINSON
Brian J. Robinson
Executive Vice President, Chief Financial Officer and Treasurer